Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com
Lam Research Corporation Reports Financial Results for the Quarter Ended September 23, 2018
FREMONT, Calif., October 16, 2018 - Lam Research Corp. (Nasdaq: LRCX) today announced financial results for the quarter ended September 23, 2018 (the “September 2018 quarter”).
Highlights for the September 2018 quarter were as follows:

•	Revenue of $2.33 billion.

•	U.S. GAAP gross margin of 45.4%, U.S. GAAP operating income as a percentage of revenue of 25.4%, and U.S. GAAP diluted EPS of $3.23.

•	Non-GAAP gross margin of 46.4%, non-GAAP operating income as a percentage of revenue of 27.0%, and non-GAAP diluted EPS of $3.36.
Key Financial Data for the Quarters Ended
September 23, 2018 and June 24, 2018
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP(1)
	September 2018	June 2018	Change Q/Q
Revenue	$2,330,691	$3,125,928	- 25%
Gross margin as percentage of revenue	45.4%	47.3%	- 190 bps
Operating margin as percentage of revenue	25.4%	30.6%	- 520 bps
Diluted EPS	$3.23	$5.82	- 45%

Non-GAAP(1)
	September 2018	June 2018	Change Q/Q
Revenue	$2,330,691	$3,125,928	- 25%
Gross margin as percentage of revenue	46.4%	48.0%	- 160 bps
Operating margin as percentage of revenue	27.0%	31.8%	- 480 bps
Diluted EPS	$3.36	$5.31	- 37%
(1) Results for September 2018 are reported under FASB Accounting Standard Codification ("ASC") 606, results for June 2018 are reported under ASC 605.
U.S. GAAP Financial Results
For the September 2018 quarter, revenue was $2,331 million, gross margin was $1,058 million, or 45.4% of revenue, operating expenses were $466 million, operating income was 25.4% of revenue, and net income was $533 million, or $3.23 per diluted share on a U.S. GAAP basis. This compares to revenue of $3,126 million, gross margin of $1,479 million, or 47.3% of revenue, operating expenses of $524 million, operating income of 30.6% of revenue, and net income of $1,021 million, or $5.82 per diluted share, for the quarter ended June 24, 2018 (the “June 2018 quarter”). Net income in the June 2018 quarter was positively impacted by a $116 million reversal of the provisional charge associated with the December 2017 U.S. tax reform.
Non-GAAP Financial Results
For the September 2018 quarter, non-GAAP gross margin was $1,081 million or 46.4% of revenue, non-GAAP operating expenses were $451 million, non-GAAP operating margin was 27.0% of revenue, and non-GAAP net income was $555 million, or $3.36 per diluted share. This compares to non-GAAP gross margin of $1,502 million or 48.0% of revenue, non-GAAP operating expenses of $507 million, non-GAAP operating margin of 31.8% of revenue, and non-GAAP net income of $932 million, or $5.31 per diluted share for the June 2018 quarter.
“We are pleased to report September quarter results that modestly exceed expectations and forecast a stronger December quarter sequentially,” said Martin Anstice, Lam Research’s Chief Executive Officer. “More importantly, central to the Lam outperformance aspiration is our commitment to investing in innovation and close collaboration with our customers to address the technical and economic challenges of device and systems performance scaling. We remain focused on creating and capturing value for our customers in the world of emerging data economy opportunity.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances decreased to $3.9 billion at the end of the September 2018 quarter compared to $5.2 billion at the end of the June 2018 quarter. This decrease was primarily the result of $1.7 billion of share repurchases, including net share settlement on employee stock-based compensation.

Deferred revenue and deferred profit at the end of the September 2018 quarter decreased to $626 million and $542 million, respectively, as compared to $994 million and $720 million, respectively, at the end of the June 2018 quarter. The deferred revenue and deferred profit at the end of September 2018 are recognized under ASC 606, while the same values as of June 2018 are recognized under ASC 605, which contributes to the change in value period over period. Lam’s deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $454 million as of September 23, 2018 and $607 million as of June 24, 2018.
Geographic Distribution
The geographic distribution of revenue during the September 2018 quarter is shown in the following table:

Region	Revenue
Japan	29%
China	25%
Korea	16%
Taiwan	12%
Southeast Asia	9%
United States	5%
Europe	4%
Outlook
For the December 2018 quarter, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$2.5 Billion	+/-	$150 Million	—		$2.5 Billion	+/-	$150 Million
Gross margin as a percentage of revenue	45.1%	+/-	1%	$22	Million	46.0%	+/-	1%
Operating income as a percentage of revenue	26.1%	+/-	1%	$34	Million	27.5%	+/-	1%
Net income per diluted share	$3.47	+/-	$0.20	$30	Million	$3.65	+/-	$0.20
Diluted share count	163 Million			—		163 million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release, and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, balance sheet valuation adjustments, financing arrangements, other investments, measurement period adjustments associated with U.S. tax reform, or other significant transactions that may be completed after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•	Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $22 million.

•	Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $34 million.

•
Earnings per share - amortization related to intangible assets acquired though business combinations, $34 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($5 million); totaling $30 million.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the September 2018 and June 2018 quarters exclude amortization related to intangible assets acquired through business combinations, amortization of note discounts, tax benefit of non-GAAP items, and estimated income tax benefits associated with U.S. tax reform. Additionally, the September 2018 quarter non-GAAP results exclude costs associated with restructuring charges. The June 2018 quarter non-GAAP results exclude acquisition and integration costs associated with a business combination and income tax benefit on the conclusion of tax matters related to a prior business combination.
Management uses non-GAAP gross margin, operating expense, operating income, operating margin, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com .
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: the estimated future revenue from shipments to customers in Japan; our revenue, industry, performance and general outlooks, and their drivers; our future strategic relevance to customers; our aspirations, commitments and vision of the Company's future; technology demand trends; the legal and business factors that may affect our future tax rate; and our guidance for revenue, gross margin, operating margin, net income or earnings per diluted share, provisional tax estimate, and diluted share count. Some factors that may affect these forward-looking statements include: business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; and the actions of our customers and competitors may be inconsistent with our expectations, as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 24, 2018. These uncertainties and changes could materially affect the forward looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
About Lam Research
Lam Research Corp. is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. In fact, today, nearly every advanced chip is built with Lam technology. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)

Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended
	September 23, 2018	June 24, 2018	September 24, 2017
Revenue	$2,330,691	$3,125,928	$2,478,140
Cost of goods sold	1,272,493	1,646,520	1,328,797
Gross margin	1,058,198	1,479,408	1,149,343
Gross margin as a percent of revenue	45.4%	47.3%	46.4%
Research and development	291,672	327,713	275,078
Selling, general and administrative	174,775	196,500	181,043
Total operating expenses	466,447	524,213	456,121
Operating income	591,751	955,195	693,222
Operating income as a percent of revenue	25.4%	30.6%	28.0%
Other (expense) income, net	(377)	2,954	(5,502)
Income before income taxes	591,374	958,149	687,720
Income tax (expense) benefit	(58,014)	62,997	(97,030)
Net income	$533,360	$1,021,146	$590,690
Net income per share:
Basic	$3.43	$6.35	$3.64
Diluted	$3.23	$5.82	$3.21
Number of shares used in per share calculations:
Basic	155,658	160,916	162,141
Diluted	165,327	175,432	183,880
Cash dividend declared per common share	$1.10	$1.10	$0.45

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 23, 2018	June 24, 2018	September 24, 2017
	(unaudited)	(1)	(unaudited)
ASSETS
Cash and cash equivalents	$2,568,085	$4,512,257	$2,406,462
Investments	1,050,863	437,338	3,775,925
Accounts receivable, net	1,846,845	2,176,936	1,530,762
Inventories	1,874,194	1,876,162	1,328,297
Other current assets	175,886	147,218	187,334
Total current assets	7,515,873	9,149,911	9,228,780
Property and equipment, net	951,376	902,547	745,600
Restricted cash and investments	255,924	256,301	256,045
Goodwill and intangible assets	1,767,562	1,802,740	1,904,389
Other assets	466,842	367,979	263,812
Total assets	$10,957,577	$12,479,478	$12,398,626
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of convertible notes and capital leases	$550,369	$610,030	$639,907
Other current liabilities	2,274,596	2,540,278	2,148,724
Total current liabilities	2,824,965	3,150,308	2,788,631
Long-term debt and capital leases	1,805,091	1,806,562	1,793,477
Income taxes payable	845,740	851,936	129,611
Other long-term liabilities	100,144	90,629	278,733
Total liabilities	5,575,940	5,899,435	4,990,452
Temporary equity, convertible notes	58,812	78,192	136,996
Stockholders’ equity (2)	5,322,825	6,501,851	7,271,178
Total liabilities and stockholders’ equity	$10,957,577	$12,479,478	$12,398,626

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 153,384 as of September 23, 2018, 156,892 as of June 24, 2018, and 162,144 as of September 24, 2017.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended
	September 23, 2018	June 24, 2018	September 24, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$533,360	$1,021,146	$590,690
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	79,805	85,119	79,142
Deferred income taxes	(83,501)	212,260	43,204
Equity-based compensation expense	50,343	47,214	41,783
Amortization of note discounts and issuance costs	1,245	959	4,588
Other, net	2,191	10,391	6,569
Changes in operating assets and liabilities	136,843	(658,731)	92,330
Net cash provided by operating activities	720,286	718,358	858,306
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(56,098)	(79,655)	(60,064)
Business acquisition, net of cash acquired	—	—	(115,613)
Net (purchase) sale of available-for-sale securities	(612,583)	1,341,475	(117,774)
Other, net	(3,650)	(826)	(10,600)
Net cash (used for) provided by investing activities	(672,331)	1,260,994	(304,051)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(79,831)	(178,279)	(301,727)
Net repayments from issuance of commercial paper	(86)	(638,367)	—
Treasury stock purchases	(1,735,895)	(1,306,309)	(155,385)
Dividends paid	(174,372)	(82,005)	(72,738)
Reissuance of treasury stock related to employee stock purchase plan	—	41,567	—
Proceeds from issuance of common stock	—	2,626	1,042
Other, net	(9)	(2)	4
Net cash used for financing activities	(1,990,193)	(2,160,769)	(528,804)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2,311)	(5,607)	3,317
Net (decrease) increase in cash, cash equivalents, and restricted cash	(1,944,549)	(187,024)	28,768
Cash, cash equivalents, and restricted cash at beginning of period	4,768,558	4,955,582	2,633,739
Cash, cash equivalents, and restricted cash at end of period	$2,824,009	$4,768,558	$2,662,507

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	September 23, 2018	June 24, 2018
Revenue	$2,330,691	$3,125,928
Gross margin	$1,080,540	$1,501,750
Gross margin as percentage of revenue	46.4%	48.0%
Operating expenses	$450,540	$507,416
Operating income	$630,000	$994,334
Operating income as a percentage of revenue	27.0%	31.8%
Net income	$555,460	$931,956
Net income per diluted share	$3.36	$5.31
Shares used in per share calculation - diluted	165,327	175,432
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	September 23, 2018	June 24, 2018
U.S. GAAP net income	$533,360	$1,021,146
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	22,342	22,342
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,490	16,069
Restructuring charges - selling, general and administrative	3,417	—
Business combination acquisition and integration related costs - selling, general and administrative	—	728
Amortization of note discounts - other expense, net	900	1,851
Net income tax benefit on non-GAAP items	(5,838)	(4,686)
Income tax benefit on the conclusion of certain tax matters	—	(9,656)
Income tax benefit associated with U.S. tax reform	(11,211)	(115,838)
Non-GAAP net income	$555,460	$931,956
Non-GAAP net income per diluted share	$3.36	$5.31
GAAP net income per diluted share	$3.23	$5.82
U.S. GAAP number of shares used for per diluted share calculation	165,327	175,432

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	September 23, 2018	June 24, 2018
U.S. GAAP gross margin	$1,058,198	$1,479,408
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	22,342	22,342
Non-GAAP gross margin	$1,080,540	$1,501,750
U.S. GAAP gross margin as a percentage of revenue	45.4%	47.3%
Non-GAAP gross margin as a percentage of revenue	46.4%	48.0%
U.S. GAAP operating expenses	$466,447	$524,213
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,490)	(16,069)
Restructuring charges	(3,417)	—
Business combination acquisition and integration related costs	—	(728)
Non-GAAP operating expenses	$450,540	$507,416
Non-GAAP operating income	$630,000	$994,334
U.S. GAAP operating income as percent of revenue	25.4%	30.6%
Non-GAAP operating income as a percent of revenue	27.0%	31.8%